Exhibit 99.3

EPR Properties®

The Diversified Experiential REIT℠

TOPGOLF
TOPGOLF

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

Fourth Quarter and Year Ended December 31, 2022

Q4 2022 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, the uncertain financial impact of the COVID-19 pandemic, uncertainties regarding the ultimate impact of a customer's pending bankruptcy proceeding on our existing leases with Regal theatre tenants, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 25 through 27 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures on pages 9 and 10 and in the Appendix on pages 28 through 32.

Q4 2022 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY	COMPANY STRATEGY
EPR Properties ("we," "us," "our," "EPR" or the "Company") is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust ("REIT"), and an initial public offering was completed on November 18, 1997.	Our primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations As Adjusted ("FFOAA") and dividends per share.
Our strategic growth is focused on acquiring or developing a diversified portfolio of experiential real estate venues which create value by facilitating out of home congregate entertainment, recreation and leisure experiences where consumers choose to spend their discretionary time and money. This strategy is driven by the long-term trends of the growing experience economy.
Since that time, the Company has been a leading Experiential net lease REIT, specializing in select enduring experiential properties. We are focused on growing our Experiential portfolio with properties that offer a variety of enduring, congregate entertainment, recreation and leisure activities. Separately, our Education portfolio is a legacy investment that provides additional geographic and operator diversity.
This focus is consistent with our depth of knowledge across each of our property types, creating a competitive advantage that allows us to more quickly identify key market trends. We deliberately apply information and our ingenuity to target properties that represent logical extensions within each of our existing property types or potential future investments.

EXPERIENTIAL PORTFOLIO

- Theatres
- Eat & Play
- Ski
- Attractions
- Experiential Lodging
- Gaming
- Fitness & Wellness
- Cultural
- Live Venues

EDUCATION PORTFOLIO

- Private Schools
- Early Childhood

As part of our strategic planning and portfolio management process we assess new opportunities against the following underwriting principles:

BUILDING THE PREMIER EXPERIENTIAL REAL ESTATE PORTFOLIO

Q4 2022 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
Chairman, President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Greg Zimmerman
Executive Vice President, General Counsel and Secretary	Executive Vice President and Chief Investment Officer

Tonya Mater	Elizabeth Grace
Senior Vice President and Chief Accounting Officer	Senior Vice President - Human Resources and Administration

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
816-472-1700	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Nick Joseph	212-816-1383
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Todd Thomas	917-368-2286
Ladenburg Thalmann	John Massocca	212-409-2056
Raymond James & Associates	RJ Milligan	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
Truist	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management. EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q4 2022 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
OPERATING INFORMATION:	2022	2021	2022	2021
Revenue	$178,703	$154,906	$658,031	$531,680
Net income available to common shareholders of EPR Properties	36,287	38,523	152,088	74,472
EBITDAre (1)	140,328	126,046	511,512	429,450
Adjusted EBITDAre (1)	135,524	122,660	519,143	409,699
Interest expense, net	31,879	34,005	131,175	148,095
Capitalized interest	680	225	1,286	1,567
Straight-lined rental revenue	2,291	1,974	6,993	5,664
Dividends declared on preferred shares	6,042	6,034	24,141	24,134
Dividends declared on common shares	61,896	56,105	243,757	112,209
General and administrative expense	13,082	10,496	51,579	44,362

	DECEMBER 31,
BALANCE SHEET INFORMATION:	2022	2021
Total assets	$5,758,701	$5,801,150
Accumulated depreciation	1,302,640	1,167,734
Cash and cash equivalents	107,934	288,822
Total assets before accumulated depreciation less cash and cash equivalents (gross assets)	6,953,407	6,680,062
Debt	2,810,111	2,804,365
Deferred financing costs, net	31,118	36,864
Net debt (1)	2,733,295	2,552,407
Equity	2,535,719	2,618,039
Common shares outstanding	75,025	74,808
Total market capitalization (using EOP closing price and liquidation values) (2)	5,934,256	6,476,062
Net debt/total market capitalization ratio (1)	46%	39%
Debt to total assets ratio	49%	48%
Net debt/gross assets ratio (1)	39%	38%
Net debt/Adjusted EBITDAre ratio (1) (3)	5.0	5.2

(1) See pages 25 through 27 for definitions. See calculation on page 31, as applicable.
(2) See calculation on page 15.
(3) Adjusted EBITDAre in this calculation is for the three month period multiplied times four. See pages 25 through 27 for definitions. See calculation on page 31.

Q4 2022 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021
Real estate investments	$6,016,776	$6,048,144	$6,081,941	$5,945,204	$5,880,825	$5,943,074
Less: accumulated depreciation	(1,302,640)	(1,278,427)	(1,243,240)	(1,206,317)	(1,167,734)	(1,142,513)
Land held for development	20,168	20,168	20,168	20,168	20,168	21,875
Property under development	76,029	56,347	8,241	10,885	42,362	20,166
Operating lease right-of-use assets	200,985	199,031	202,708	177,174	180,808	175,987
Mortgage notes and related accrued interest receivable	457,268	399,485	374,617	370,021	370,159	369,134
Investment in joint ventures	52,964	50,124	47,705	36,564	36,670	38,729
Cash and cash equivalents	107,934	160,838	168,266	323,761	288,822	144,433
Restricted cash	2,577	5,252	1,277	2,956	1,079	5,142
Accounts receivable	53,587	53,375	60,176	60,704	78,073	80,491
Other assets	73,053	78,422	71,583	76,950	69,918	64,639
Total assets	$5,758,701	$5,792,759	$5,793,442	$5,818,070	$5,801,150	$5,721,157

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$80,087	$83,384	$67,178	$92,999	$73,462	$87,021
Operating lease liabilities	241,407	237,254	240,595	215,112	218,795	214,065
Common dividends payable	21,405	21,411	21,146	20,946	18,896	18,802
Preferred dividends payable	6,033	6,033	6,033	6,033	6,034	6,033
Unearned rents and interest	63,939	79,943	72,833	76,013	61,559	79,692
Line of credit	—	—	—	—	—	—
Deferred financing costs, net	(31,118)	(32,642)	(34,149)	(35,376)	(36,864)	(32,166)
Other debt	2,841,229	2,841,229	2,841,229	2,841,229	2,841,229	2,716,229
Total liabilities	3,222,982	3,236,612	3,214,865	3,216,956	3,183,111	3,089,676
Equity:
Common stock and additional paid-in-capital	3,900,557	3,896,179	3,891,509	3,887,065	3,877,639	3,873,599
Preferred stock at par value	148	148	148	148	148	148
Treasury stock	(269,751)	(269,744)	(269,608)	(269,608)	(264,817)	(264,679)
Accumulated other comprehensive income	1,897	1,097	10,675	10,471	9,955	9,625
Distributions in excess of net income	(1,097,132)	(1,071,533)	(1,054,147)	(1,026,962)	(1,004,886)	(987,212)
Total equity	2,535,719	2,556,147	2,578,577	2,601,114	2,618,039	2,631,481
Total liabilities and equity	$5,758,701	$5,792,759	$5,793,442	$5,818,070	$5,801,150	$5,721,157

Q4 2022 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021
Rental revenue	$152,652	$140,471	$142,875	$139,603	$137,345	$123,040
Other income	16,756	11,360	9,961	9,305	9,014	8,091
Mortgage and other financing income	9,295	9,579	7,610	8,564	8,547	8,516
Total revenue	178,703	161,410	160,446	157,472	154,906	139,647

Property operating expense	13,747	14,707	13,592	13,939	12,933	13,815
Other expense	7,705	9,135	8,872	8,097	8,313	7,851
General and administrative expense	13,082	12,582	12,691	13,224	10,496	11,154
Transaction costs	993	148	1,145	2,247	60	2,132
Credit loss expense (benefit)	1,369	241	9,512	(306)	(2,295)	(14,096)
Impairment charges	22,998	—	—	4,351	—	2,711
Depreciation and amortization	41,303	41,539	40,766	40,044	40,294	42,612
Total operating expenses	101,197	78,352	86,578	81,596	69,801	66,179
Gain on sale of real estate	347	304	—	—	16,382	787
Income from operations	77,853	83,362	73,868	75,876	101,487	74,255
Costs associated with loan refinancing or payoff	—	—	—	—	20,469	4,741
Interest expense, net	31,879	32,747	33,289	33,260	34,005	36,584
Equity in loss (income) from joint ventures	3,559	(572)	(1,421)	106	2,059	418
Impairment charges on joint ventures	—	—	647	—	—	—
Income before income taxes	42,415	51,187	41,353	42,510	44,954	32,512
Income tax expense	86	388	444	318	397	395
Net income	42,329	50,799	40,909	42,192	44,557	32,117
Preferred dividend requirements	6,042	6,033	6,033	6,033	6,034	6,033
Net income available to common shareholders of EPR Properties	$36,287	$44,766	$34,876	$36,159	$38,523	$26,084

Q4 2022 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021
Net income available to common shareholders of EPR Properties	$36,287	$44,766	$34,876	$36,159	$38,523	$26,084
Gain on sale of real estate	(347)	(304)	—	—	(16,382)	(787)
Impairment of real estate investments, net (2)	21,030	—	—	4,351	—	2,711
Real estate depreciation and amortization	41,100	41,331	40,563	39,827	40,095	42,415
Allocated share of joint venture depreciation	1,833	2,093	1,996	1,487	1,561	966
Impairment charges on joint ventures	—	—	647	—	—	—
FFO available to common shareholders of EPR Properties	$99,903	$87,886	$78,082	$81,824	$63,797	$71,389
FFO available to common shareholders of EPR Properties	$99,903	$87,886	$78,082	$81,824	$63,797	$71,389
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	—	—
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	—	—
Diluted FFO available to common shareholders of EPR Properties	$103,780	$91,763	$81,959	$85,701	$63,797	$71,389
FUNDS FROM OPERATIONS AS ADJUSTED ("FFOAA") (1):
FFO available to common shareholders of EPR Properties	$99,903	$87,886	$78,082	$81,824	$63,797	$71,389
Transaction costs	993	148	1,145	2,247	60	2,132
Credit loss expense (benefit)	1,369	241	9,512	(306)	(2,295)	(14,096)
Costs associated with loan refinancing or payoff	—	—	—	—	20,469	4,741
Sale participation income (included in other income)	(9,134)	—	—	—	—	—
Impairment of operating lease right-of-use asset (2)	1,968	—	—	—	—	—
Gain on insurance recovery (included in other income)	—	—	—	(552)	(1,151)	—
Deferred income tax benefit	(132)	(37)	—	—	—	—
FFO as adjusted available to common shareholders of EPR Properties	$94,967	$88,238	$88,739	$83,213	$80,880	$64,166
FFO as adjusted available to common shareholders of EPR Properties	$94,967	$88,238	$88,739	$83,213	$80,880	$64,166
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	—
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,939	—
Diluted FFO as adjusted available to common shareholders of EPR Properties	$98,844	$92,115	$92,616	$87,090	$84,757	$64,166
FFO per common share:
Basic	$1.33	$1.17	$1.04	$1.09	$0.85	$0.95
Diluted	1.31	1.16	1.04	1.09	0.85	0.95
FFO as adjusted per common share:
Basic	$1.27	$1.18	$1.18	$1.11	$1.08	$0.86
Diluted	1.25	1.16	1.17	1.10	1.08	0.86
Shares used for computation (in thousands):
Basic	75,022	75,016	74,986	74,843	74,806	74,804
Diluted	75,111	75,183	75,234	75,047	74,808	74,911
Effect of dilutive Series C preferred shares	2,261	2,250	2,245	2,241	2,237	—
Effect of dilutive Series E preferred shares	1,664	1,664	1,664	1,664	1,664	—
Adjusted weighted-average shares outstanding-diluted Series C and Series E	79,036	79,097	79,143	78,952	78,709	74,911
(1) See pages 25 through 27 for definitions.
(2) Impairment charges recognized during the three months ended December 31, 2022 totaled $23.0 million, which was comprised of $21.0 million of impairments of real estate investments and a $2.0 million impairment of an operating lease right-of-use asset.

Q4 2022 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021
FFO available to common shareholders of EPR Properties	$99,903	$87,886	$78,082	$81,824	$63,797	$71,389
Adjustments:
Transaction costs	993	148	1,145	2,247	60	2,132
Credit loss expense (benefit)	1,369	241	9,512	(306)	(2,295)	(14,096)
Costs associated with loan refinancing or payoff	—	—	—	—	20,469	4,741
Sale participation income (included in other income)	(9,134)	—	—	—	—	—
Impairment of operating lease right-of-use asset (2)	1,968	—	—	—	—	—
Gain on insurance recovery (included in other income)	—	—	—	(552)	(1,151)	—
Deferred income tax benefit	(132)	(37)	—	—	—	—
Non-real estate depreciation and amortization	203	208	203	217	199	197
Deferred financing fees amortization	2,109	2,090	2,090	2,071	2,335	2,210
Share-based compensation expense to management and trustees	4,114	4,138	4,169	4,245	3,685	3,759
Amortization of above/below market leases, net and tenant allowances	(90)	(89)	(89)	(87)	(92)	(98)
Maintenance capital expenditures (3)	(2,674)	(386)	(134)	(1,351)	(1,718)	(690)
Straight-lined rental revenue	(2,291)	(2,374)	(1,733)	(595)	(1,974)	(981)
Straight-lined ground sublease expense	581	602	261	248	89	98
Non-cash portion of mortgage and other financing income	(120)	(119)	(118)	(116)	(114)	55
AFFO available to common shareholders of EPR Properties	$96,799	$92,308	$93,388	$87,845	$83,290	$68,716

AFFO available to common shareholders of EPR Properties	$96,799	$92,308	$93,388	$87,845	$83,290	$68,716
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	—
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,939	—
Diluted AFFO available to common shareholders of EPR Properties	$100,676	$96,185	$97,265	$91,722	$87,167	$68,716

Weighted average diluted shares outstanding (in thousands)	75,111	75,183	75,234	75,047	74,808	74,911
Effect of dilutive Series C preferred shares	2,261	2,250	2,245	2,241	2,237	—
Effect of dilutive Series E preferred shares	1,664	1,664	1,664	1,664	1,664	—
Adjusted weighted-average shares outstanding-diluted	79,036	79,097	79,143	78,952	78,709	74,911

AFFO per diluted common share	$1.27	$1.22	$1.23	$1.16	$1.11	$0.92
Dividends declared per common share	$0.825	$0.825	$0.825	$0.775	$0.750	$0.7500
AFFO payout ratio (4)	65%	68%	67%	67%	68%	82%
(1) See pages 25 through 27 for definitions.
(2) Impairment charges recognized during the three months ended December 31, 2022 totaled $23.0 million, which was comprised of $21.0 million of impairments of real estate investments and a $2.0 million impairment of an operating lease right-of-use asset.
(3) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(4) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2022 Supplemental	Page 10

CAPITAL STRUCTURE AS OF DECEMBER 31, 2022
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2023	$—	$—	$—	$—	—%
2024	—	—	136,637	136,637	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	629,597	629,597	4.70%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
2029	—	—	500,000	500,000	3.75%
2030	—	—	—	—	—%
2031	—	—	400,000	400,000	3.60%
2032	—	—	—	—	—%
2033	—	—	—	—	—%
Thereafter	24,995	—	—	24,995	2.53%
Less: deferred financing costs, net	—	—	—	(31,118)	—%
	$24,995	$—	$2,816,234	$2,810,111	4.32%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate unsecured debt		$2,816,234	4.30%	5.03
Fixed rate secured debt (1)		24,995	2.53%	24.58
Less: deferred financing costs, net		(31,118)	—%	—
Total		$2,810,111	4.32%	5.25

(1) Includes $25 million of secured bonds that have been fixed through interest rate swaps through September 30, 2026.
(2) Unsecured Revolving Credit Facility Summary:

		BALANCE		RATE
	COMMITMENT	AT 12/31/2022	MATURITY	AT 12/31/2022

	$1,000,000	$—	October 6, 2025	5.584%

Note: This facility will mature on October 6, 2025 and has two six-month extensions available at the Company's option and includes an accordion feature pursuant to which the maximum borrowing amount can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

Q4 2022 Supplemental	Page 11

CAPITAL STRUCTURE AS OF DECEMBER 31, 2022 AND 2021
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	December 31, 2022	December 31, 2021

Senior unsecured notes payable, 4.35%, due August 22, 2024	136,637	136,637
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	179,597	179,597
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	400,000
Senior unsecured notes payable, 3.75%, due August 15, 2029	500,000	500,000
Senior unsecured notes payable, 3.60%, due November 15, 2031	400,000	400,000
Bonds payable, variable rate, fixed at 2.53% through September 30, 2026, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(31,118)	(36,864)
Total debt	$2,810,111	$2,804,365

Q4 2022 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF DECEMBER 31, 2022

Moody's	Baa3 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company had outstanding public senior unsecured notes with fixed interest rates of 3.60%, 3.75%, 4.50%, 4.75% and 4.95% at December 31, 2022. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 3.60%, 3.75%, 4.50%, 4.75% and 4.95% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of December 31, 2022 and September 30, 2022 are:

		Actual	Actual
NOTE COVENANTS	Required	4th Quarter 2022 (1)	3rd Quarter 2022 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	40%	40%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Limitation on incurrence of debt: Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service) - trailing twelve months	≥ 1.5 x	4.1x	4.0x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	235%	235%

(1) See page 14 for details of calculations.

Q4 2022 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	December 31, 2022		TOTAL DEBT:		December 31, 2022
Total Assets per balance sheet	$5,758,701		Secured debt obligations		$24,995
Add: accumulated depreciation	1,302,640		Unsecured debt obligations:
Less: intangible assets, net	(36,622)		Unsecured debt		2,816,234
Total Assets	$7,024,719		Outstanding letters of credit		—
			Guarantees		510
TOTAL UNENCUMBERED ASSETS:	December 31, 2022		Derivatives at fair market value, net, if liability		—
Unencumbered real estate assets, gross	$6,411,455		Total unsecured debt obligations:		2,816,744
Cash and cash equivalents	107,934		Total Debt		$2,841,739
Land held for development	20,168
Property under development	76,029
Total Unencumbered Assets	$6,615,586

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	TRAILING TWELVE MONTHS
Adjusted EBITDAre	$135,524	$129,473	$129,984	$124,162	$519,143
Less: straight-line revenue, net, included in adjusted EBITDAre	(2,291)	(2,374)	(1,733)	(595)	(6,993)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$133,233	$127,099	$128,251	$123,567	$512,150

ANNUAL DEBT SERVICE:
Interest expense, gross	$33,522	$33,595	$33,512	$33,483	$134,112
Less: deferred financing fees amortization	(2,109)	(2,090)	(2,090)	(2,071)	(8,360)
ANNUAL DEBT SERVICE	$31,413	$31,505	$31,422	$31,412	$125,752

DEBT SERVICE COVERAGE	4.2	4.0	4.1	3.9	4.1

Q4 2022 Supplemental	Page 14

CAPITAL STRUCTURE AS OF DECEMBER 31, 2022
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY
SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT DECEMBER 31, 2022	LIQUIDATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT DECEMBER 31, 2022	CONVERSION PRICE AT DECEMBER 31, 2022

Common shares	75,025,274	$37.72	N/A	(1)	N/A	N/A	N/A
Series C	5,392,916	$17.97	$134,823	5.750%	Y	0.4192	$59.64
Series E	3,447,381	$25.73	$86,185	9.000%	Y	0.4826	$51.80
Series G	6,000,000	$16.79	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at December 31, 2022 multiplied by closing price at December 31, 2022					$2,829,953
Aggregate liquidation value of Series C preferred shares (2)					134,823
Aggregate liquidation value of Series E preferred shares (2)					86,185
Aggregate liquidation value of Series G preferred shares (2)					150,000
Net debt at December 31, 2022 (3)					2,733,295
Total consolidated market capitalization					$5,934,256

(1) Total monthly dividends declared in the fourth quarter of 2022 were $0.825 per share.
(2) Excludes accrued unpaid dividends at December 31, 2022
(3) See pages 25 through 27 for definitions.

Q4 2022 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021
Debt to total assets ratio	49%	48%	48%	48%	48%	47%

Net debt to total market capitalization ratio (1)	46%	47%	41%	41%	39%	Footnote 7

Net debt to gross assets ratio (1)	39%	39%	39%	38%	38%	38%

Net debt/Adjusted EBITDAre ratio (1)(2)	5.0	5.2	5.1	5.1	5.2	Footnote 7

Interest coverage ratio (3)	4.0	3.8	3.8	3.7	3.5	Footnote 7

Fixed charge coverage ratio (3)	3.4	3.2	3.3	3.2	3.0	Footnote 7

Debt service coverage ratio (3)	4.0	3.8	3.8	3.7	3.5	Footnote 7

FFO payout ratio (4)	63%	71%	79%	71%	88%	79%

FFO as adjusted payout ratio (5)	66%	71%	71%	70%	69%	87%

AFFO payout ratio (6)	65%	68%	67%	67%	68%	82%

(1) See pages 25 through 27 for definitions. See prior period supplementals for detailed calculations as applicable.
(2) Adjusted EBITDAre is for the quarter multiplied times four. See calculation on page 31.
(3) See page 29 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.
(7) Not presented as this ratio is not meaningful given the disruption caused by COVID-19 and the associated accounting for tenant rent deferrals and other lease modifications.

Q4 2022 Supplemental	Page 16

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
				CARRYING AMOUNT AS OF (1)
DESCRIPTION	INTEREST RATE	PAYOFF DATE/MATURITY DATE	OUTSTANDING PRINCIPAL AMOUNT OF MORTGAGE	DECEMBER 31, 2022	DECEMBER 31, 2021
Attraction property Powells Point, North Carolina	7.75%	6/30/2025	$29,378	$29,227	$28,243
Fitness & wellness property Omaha, Nebraska	7.85%	1/3/2027	10,905	10,898	10,940
Fitness & wellness property Merriam, Kansas	7.55%	7/31/2029	9,090	9,195	9,159
Fitness & wellness property Omaha, Nebraska	11.24%	6/30/2030	10,539	10,531	10,615
Experiential lodging property Nashville, Tennessee	6.99%	9/30/2031	70,000	70,576	70,896
Ski property Girdwood, Alaska	8.72%	7/31/2032	72,777	72,366	45,877
Fitness & wellness properties Colorado and California	7.15%	1/10/2033	56,751	56,911	—
Eat & play property Austin, Texas	11.31%	6/1/2033	10,253	10,253	10,874
Experiential lodging property Breaux Bridge, LA	7.25%	3/8/2034	11,305	11,373	—
Ski property West Dover and Wilmington, Vermont	12.14%	12/1/2034	51,050	51,049	51,047
Four ski properties Ohio and Pennsylvania	11.24%	12/1/2034	37,562	37,529	37,519
Ski property Chesterland, Ohio	11.72%	12/1/2034	4,550	4,532	4,516
Ski property Hunter, New York	8.88%	1/5/2036	21,000	21,000	21,000
Eat & play property Midvale, Utah	10.25%	5/31/2036	17,505	17,505	17,639
Eat & play property West Chester, Ohio	9.75%	8/1/2036	18,068	18,066	18,198
Fitness & wellness property Fort Collins, Colorado	7.85%	1/31/2038	10,292	10,089	10,277
Early childhood education center Lake Mary, Florida	8.10%	5/9/2039	4,200	4,360	4,329
Eat & play property Eugene, Oregon	8.13%	6/17/2039	14,700	7,780	14,996
Early childhood education center Lithia, Florida	8.75%	10/31/2039	3,959	4,028	4,034
Experiential lodging property Frankenmuth, Michigan	8.25%	10/14/2042	—	—	—
Total			$463,884	$457,268	$370,159

(1) Amounts include accrued interest and are net of allowance for credit losses.

Q4 2022 Supplemental	Page 17

SUMMARY OF UNCONSOLIDATED JOINT VENTURES
(UNAUDITED, DOLLARS IN THOUSANDS)
PROPERTY	ACQUISITION DATE	PROPERTY TYPE	LOCATION	CARRYING VALUE AT DECEMBER 31, 2022	OWNERSHIP INTEREST
Bellwether Beach Resort & Beachcomber Beach Resort Hotel	12/2018	Experiential lodging	St. Pete Beach, Florida	$18,712	65%
Jellystone Park Warrens	8/2021	Experiential lodging	Warrens, Wisconsin	10,865	95%
Camp Margaritaville Breaux Bridge	5/2022	Experiential lodging	Breaux Bridge, Louisiana	17,080	85%
Jellystone Kozy Rest	11/2022	Experiential lodging	Harrisville, Pennsylvania	6,307	62%

	AS OF DECEMBER 31, 2022
	TOTAL	EPR PORTION (2)
Total assets	$246,611	$182,542
Mortgage notes payable due to third parties	161,270	117,688
Mortgage note payable due to EPR (1)	11,305	9,609

	THREE MONTHS ENDED DECEMBER 31, 2022		YEAR ENDED DECEMBER 31, 2022
	TOTAL	EPR PORTION (2)	TOTAL	EPR PORTION (2)
Revenue and other income	$13,737	$9,559	$65,374	$47,226
Operating expenses	15,283	10,917	57,692	42,289
Net operating (loss) income	$(1,546)	$(1,358)	$7,682	$4,937
Interest expense	3,129	2,201	9,400	6,609
Net loss	$(4,675)	$(3,559)	$(1,718)	$(1,672)
Allocated share of joint venture depreciation (2)		1,833		7,409
FFOAA (2)		$(1,726)		$5,737

(1) Mortgage note payable to EPR matures on March 8, 2034, with an interest rate of 7.25% through the sixth anniversary and SOFR plus 7.20%, with a cap of 8%, through maturity.
(2) Non-GAAP financial measure. See pages 25 through 27 for definitions.

SUMMARY OF UNCONSOLIDATED MORTGAGE NOTES PAYABLE DUE TO THIRD PARTIES
				DECEMBER 31, 2022
PROPERTY	MATURITY	EXTENSIONS	INTEREST RATE	TOTAL	EPR PORTION (2)
Bellwether Beach Resort & Beachcomber Beach Resort Hotel	May 18, 2025	Two additional one-year extensions	SOFR plus 3.65%, with SOFR capped at 3.5% through June 1, 2024	$105,000	$68,250
Jellystone Park Warrens	September 15, 2031	n/a	4.00%	17,260	16,397
Camp Margaritaville Breaux Bridge	March 8, 2034	n/a	3.85% through April 7, 2025; 4.25% April 8, 2025 through maturity	38,500	32,725
Jellystone Kozy Rest	November 1, 2029	n/a	6.38%	510	316
Total mortgage notes payable due to third parties				$161,270	$117,688

Q4 2022 Supplemental	Page 18

INVESTMENT SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)

INVESTMENT SPENDING THREE MONTHS ENDED DECEMBER 31, 2022
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Theatres	$—	$—	$—	$—	$—	$—
Eat & Play	7,335	6,364	971	—	—	—
Attractions	702	—	702	—	—	—
Ski	778	—	—	—	778	—
Experiential Lodging	9,060	—	—	—	—	9,060
Fitness & Wellness	63,297	533	6,013	—	56,751	—
Cultural	84	—	84	—	—	—
Total Experiential	81,256	6,897	7,770	—	57,529	9,060

Total Investment Spending	$81,256	$6,897	$7,770	$—	$57,529	$9,060

INVESTMENT SPENDING YEAR ENDED DECEMBER 31, 2022
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Theatres	$622	$5	$617	$—	$—	$—
Eat & Play	24,747	23,151	1,596	—	—	—
Attractions	145,026	—	2,261	142,765	—	—
Ski	27,178	—	—	—	27,178	—
Experiential Lodging	77,782	4,354	—	—	11,305	62,123
Fitness & Wellness	127,057	44,090	6,358	19,858	56,751	—
Cultural	107	—	107	—	—	—
Total Experiential	402,519	71,600	10,939	162,623	95,234	62,123

Total Investment Spending	$402,519	$71,600	$10,939	$162,623	$95,234	$62,123

2022 DISPOSITIONS
	THREE MONTHS ENDED DECEMBER 31, 2022			YEAR ENDED DECEMBER 31, 2022
INVESTMENT TYPE	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES
Theatres	$970	$970	$—	$10,885	$10,885	$—
Eat & Play	—	—	—	80	80	—
Total Experiential	970	970	—	10,965	10,965	—

Total Dispositions	$970	$970	$—	$10,965	$10,965	$—

Q4 2022 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT DECEMBER 31, 2022 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	DECEMBER 31, 2022		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	1ST QUARTER 2023	2ND QUARTER 2023	3RD QUARTER 2023	4TH QUARTER 2023	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Total Build-to-Suit (3)	$70,296	6	$19,912	$19,554	$22,129	$19,801	$54,197	$205,889	100%
Non Build-to-Suit Development	5,733
Total Property Under Development	$76,029

		DECEMBER 31, 2022	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	1ST QUARTER 2023	2ND QUARTER 2023	3RD QUARTER 2023	4TH QUARTER 2023	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 4TH QUARTER 2022
Total Build-to-Suit		6	$—	$—	$39,643	$6,988	$159,258	$205,889	$2,339

	DECEMBER 31, 2022		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	1ST QUARTER 2023	2ND QUARTER 2023	3RD QUARTER 2023	4TH QUARTER 2023	THEREAFTER	TOTAL EXPECTED COSTS (2)
Total Build-to-Suit Mortgage Notes	$129,277	3	$22,750	$25,935	$23,430	$8,063	$2,488	$211,943
Non Build-to-Suit Mortgage Notes	327,991
Total Mortgage Notes Receivable	$457,268

(1) This schedule includes only those properties for which the Company has commenced construction as of December 31, 2022.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).
(3) Total Build-to-Suit excludes property under development related to the Company's real estate joint ventures that own an experiential lodging property in Warrens, Wisconsin and Harrisville, Pennsylvania. The Company's spending for these joint ventures is estimated at $8.3 million and $3.4 million, respectively, for 2023.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q4 2022 Supplemental	Page 20

PORTFOLIO DETAIL AS OF DECEMBER 31, 2022
(UNAUDITED)

PROPERTY TYPE	PROPERTIES	OPERATORS		ANNUALIZED ADJUSTED EBITDAre (1)	STRATEGIC FOCUS

Theatres (2)	172	19		41%	Reduce
Eat & Play	57	8	(3)	24%	Grow
Attractions	23	7		11%	Grow
Ski	11	3		7%	Grow
Experiential Lodging	7	4		4%	Grow
Fitness & Wellness	15	5		3%	Grow
Gaming	1	1		2%	Grow
Cultural	3	2		1%	Grow
EXPERIENTIAL PORTFOLIO	289	49		93%

Early Childhood Education	65	7		5%	Reduce
Private schools	9	1		2%	Reduce
EDUCATION PORTFOLIO	74	8		7%

TOTAL PORTFOLIO	363	57		100%

(1) See pages 25 through 27 for definitions.
(2) Excludes seven theatres located in Entertainment Districts (included in Eat & Play).
(3) Excludes non-theatre operators at Entertainment districts.

Q4 2022 Supplemental	Page 21

LEASE EXPIRATIONS
AS OF DECEMBER 31, 2022
(UNAUDITED, DOLLARS IN THOUSANDS)

YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE YEAR ENDED DECEMBER 31, 2022 (1)	% OF TOTAL REVENUE
2023	—	$—	—%
2024	6	10,982	2%
2025	3	3,355	—%
2026	3	8,158	1%
2027	9	24,133	4%
2028	13	24,724	4%
2029	12	19,251	3%
2030	22	32,446	5%
2031	13	19,083	3%
2032	20	28,606	4%
2033	10	12,675	2%
2034	40	67,818	10%
2035	32	76,745	12%
2036	27	49,684	7%
2037	32	67,706	10%
2038	35	38,727	6%
2039	3	5,490	1%
2040	3	6,642	1%
2041	31	18,616	3%
2042	4	10,524	2%
Thereafter	7	16,964	2%
	325	$542,329	82%

Note: This schedule excludes non-theatre tenant leases within the Company's entertainment districts, properties under development, land held for development, properties operated by the Company and investments in mortgage notes receivable.

(1) Rental revenue for the trailing twelve months ended December 31, 2022 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized during the year ended December 31, 2022 in accordance with Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).

Q4 2022 Supplemental	Page 22

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED)

		PERCENTAGE OF TOTAL REVENUE	PERCENTAGE OF TOTAL REVENUE
		FOR THE THREE MONTHS ENDED	FOR THE YEAR ENDED
	CUSTOMERS	DECEMBER 31, 2022 (1)	DECEMBER 31, 2022 (1)

1.	Topgolf	13.8%	14.3%
2.	AMC Theatres	13.1%	14.4%
3.	Regal Entertainment Group	12.6%	12.2%
4.	Cinemark	6.0%	6.4%
5.	Premier Parks	4.5%	3.6%
6.	Vail Resorts	3.9%	4.3%
7.	Camelback Resort	3.1%	3.3%
8.	Six Flags	2.7%	2.7%
9.	VSS Southern	2.4%	2.6%
10.	Resorts World	2.2%	2.0%

	Total	64.3%	65.8%

(1) Excludes sale participation income and deferral collections for cash basis tenants recognized as revenue for the three months and year ended December 31, 2022.

Q4 2022 Supplemental	Page 23

GUIDANCE
(UNAUDITED, DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

MEASURE	2023 GUIDANCE
	CURRENT
Investment spending	$200.0	to	$300.0
Percentage rent	$8.5	to	$12.5
General and administrative expense	$54.0	to	$57.0

(1) Due to the uncertainty related to Regal's bankruptcy proceedings, the Company is not providing 2023 earnings guidance at this time. Earnings guidance will be provided subsequent to resolution of such proceedings.

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

Q4 2022 Supplemental	Page 24

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income (loss), computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from disposition of real estate, impairment losses on real estate, costs associated with loan refinancing or payoff and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. The Company's method of calculating EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDAre is not a measure of performance under GAAP, does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. This measure should not be considered an alternative to net income (loss) or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
Management uses Adjusted EBITDAre in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDAre is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDAre as EBITDAre (defined above) for the quarter excluding sale participation income, gain on insurance recovery, severance expense, credit loss (benefit) expense, transaction costs, impairment losses on operating lease right-of-use assets and prepayment fees. This number for the quarter is then multiplied by four to get an annual amount. Annualized Adjusted EBITDAre is Adjusted EBITDAre further adjusted to reflect (1) in-service and disposed projects (2) construction in process at the initial cash yield of the projects upon completion (3) removal of other non-recurring items and (4) annualization of the following items to ultimately reflect the financial results of the trailing twelve months: (i) percentage rent and participating interest income (ii) non-Regal deferral collections not previously recognized as income and (iii) Adjusted EBITDAre of managed properties and joint ventures.

The Company's method of calculating Adjusted EBITDAre and Annualized Adjusted EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measures of performance under GAAP, do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income (loss) or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and reducing debt for cash and cash equivalents on hand, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. The Company's method of calculating Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Q4 2022 Supplemental	Page 25

NET DEBT TO ADJUSTED EBITDAre RATIO, NET DEBT TO GROSS ASSETS RATIO AND NET DEBT TO TOTAL MARKET CAPITALIZATION RATIO
Net Debt to Adjusted EBITDAre Ratio, Net Debt to Gross Assets Ratio and Net Debt to Total Market Capitalization Ratio are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating Net Debt to Adjusted EBITDAre Ratio, Net Debt to Gross Assets Ratio and Net Debt to Total Market Capitalization Ratio may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income (loss) available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, the Company calculates FFO as net income (loss) available to common shareholders, computed in accordance with GAAP, excluding gains and losses from disposition of real estate and impairment losses on real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. The Company has calculated FFO for all periods presented in accordance with this definition. In addition, the Company presents FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income (loss) available to common shareholders and earnings per share. FFO as adjusted is FFO plus transaction costs, credit loss expense (benefit), costs associated with loan refinancing or payoff, severance expense, preferred share redemption costs and impairment of operating lease right-of-use assets, and by subtracting sale participation income, gain on insurance recovery and deferred income tax expense (benefit). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income (loss) or any other GAAP measure as a measurement of the results of the Company's operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, the Company presents AFFO by adding to FFO transaction costs, credit loss expense (benefit), costs associated with loan refinancing or payoff, severance expense, preferred share redemption costs, impairment of operating lease right-of-use assets, termination fees associated with tenants' exercises of public charter school buy-out options, non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense to management and trustees and amortization of above and below market leases, net and tenant allowances and by subtracting sale participation income, maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue (removing the impact of straight-line ground sublease expense), non-cash portion of mortgage and other financing income, gain on insurance recovery and deferred income tax (benefit) expense. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income (loss) available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income (loss) or any other GAAP measure as a measurement of the results of the Company's operations or its cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Q4 2022 Supplemental	Page 26

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. The Company calculates the interest coverage amount by adding to net income (loss) impairment charges, credit loss (benefit) expense, transaction costs, interest expense, gross (including interest expense in discontinued operations), severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs associated with loan refinancing or payoff; subtracting sale participation income, interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). The Company calculates interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. The Company considers the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. The Company's calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. The Company considers the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. The Company's calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. The Company considers the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. The Company's calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

NON-GAAP PRO-RATA FINANCIAL INFORMATION - UNCONSOLIDATED JOINT VENTURES
This information includes non-GAAP financial measures. The Company's share of unconsolidated joint ventures is derived on an entity-by-entity basis by applying its ownership percentage to each line item in the GAAP financial statements of these properties to calculate its share of that line item. The Company believes this form of presentation offers insights into the financial performance and condition of our Company as a whole, given the significance of its unconsolidated joint ventures that are accounted for under the equity method of accounting, although the presentation of such information may not accurately depict the legal and economic implications of holding an unconsolidated joint venture. The Company's method of calculating its proportionate interest may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. The Company does not control the unconsolidated joint venture for purposes of GAAP and the presentation of the assets and liabilities and revenues and expenses do not represent a legal claim to such items. Due to these limitations, the non-GAAP pro-rata financial information should not be considered in isolation or as a substitute for the Company's consolidated financial statements as reported under GAAP.

Q4 2022 Supplemental	Page 27

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Fourth Quarter and Year Ended December 31, 2022

Q4 2022 Supplemental	Page 28

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021
Net income	$42,329	$50,799	$40,909	$42,192	$44,557	$32,117
Impairment charges	22,998	—	—	4,351	—	2,711
Impairment charges on joint ventures	—	—	647	—	—	—
Transaction costs	993	148	1,145	2,247	60	2,132
Credit loss expense (benefit)	1,369	241	9,512	(306)	(2,295)	(14,096)
Interest expense, gross	33,522	33,595	33,512	33,483	34,251	36,841
Depreciation and amortization	41,303	41,539	40,766	40,044	40,294	42,612
Share-based compensation expense
to management and trustees	4,114	4,138	4,169	4,245	3,685	3,759
Costs associated with loan refinancing or payoff	—	—	—	—	20,469	4,741
Sale participation income	(9,134)	—	—	—	—	—
Interest cost capitalized	(680)	(335)	(71)	(200)	(225)	(233)
Straight-line rental revenue	(2,291)	(2,374)	(1,733)	(595)	(1,974)	(981)
Gain on sale of real estate	(347)	(304)	—	—	(16,382)	(787)
Gain on insurance recovery	—	—	—	(552)	(1,151)	—
Deferred income tax expense (benefit)	(132)	(37)	—	—	—	—
Interest coverage amount	$134,044	$127,410	$128,856	$124,909	$121,289	$108,816

Interest expense, net	$31,879	$32,747	$33,289	$33,260	$34,005	$36,584
Interest income	963	513	152	23	21	24
Interest cost capitalized	680	335	71	200	225	233
Interest expense, gross	$33,522	$33,595	$33,512	$33,483	$34,251	$36,841

Interest coverage ratio	4.0	3.8	3.8	3.7	3.5	Footnote 2

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$134,044	$127,410	$128,856	$124,909	$121,289	$108,816

Interest expense, gross	$33,522	$33,595	$33,512	$33,483	$34,251	$36,841
Preferred share dividends	6,042	6,033	6,033	6,033	6,034	6,033
Fixed charges	$39,564	$39,628	$39,545	$39,516	$40,285	$42,874
Fixed charge coverage ratio	3.4	3.2	3.3	3.2	3.0	Footnote 2

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$134,044	$127,410	$128,856	$124,909	$121,289	$108,816
Interest expense, gross	$33,522	$33,595	$33,512	$33,483	$34,251	$36,841
Recurring principal payments	—	—	—	—	—	—
Debt service	$33,522	$33,595	$33,512	$33,483	$34,251	$36,841
Debt service coverage ratio	4.0	3.8	3.8	3.7	3.5	Footnote 2
(1) See pages 25 through 27 for definitions.
(2) Not presented as this ratio for this period is not meaningful given the disruption caused by COVID-19 and the associated accounting for tenant rent deferrals and other lease modifications.

Q4 2022 Supplemental	Page 29

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 29 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021

Net cash provided by operating activities	$92,041	$132,625	$88,963	$128,087	$70,501	$95,624

Equity in (loss) income from joint ventures	(3,559)	572	1,421	(106)	(2,059)	(418)
Distributions from joint ventures	—	—	(780)	—	—	—
Amortization of deferred financing costs	(2,109)	(2,090)	(2,090)	(2,071)	(2,335)	(2,210)
Amortization of above and below market leases, net and tenant allowances	90	89	89	87	92	98
Changes in assets and liabilities, net:
Amortization of operating lease assets and liabilities	(226)	(337)	51	49	172	146
Mortgage notes and related accrued interest receivable	576	274	(40)	(310)	(557)	(154)
Accounts receivable	188	(3,994)	(4,744)	(17,424)	(1,177)	(10,692)
Other assets	(617)	(2,812)	(1,959)	5,861	(642)	(4,396)
Accounts payable and accrued liabilities	9,186	(20,807)	12,177	(15,132)	14,164	(7,230)
Unearned rents and interest	16,064	(7,144)	2,915	(9,067)	11,018	289
Straight-line rental revenue	(2,291)	(2,374)	(1,733)	(595)	(1,974)	(981)
Interest expense, gross	33,522	33,595	33,512	33,483	34,251	36,841
Interest cost capitalized	(680)	(335)	(71)	(200)	(225)	(233)
Sale participation income	(9,134)	—	—	—	—	—
Transaction costs	993	148	1,145	2,247	60	2,132
Interest coverage amount (1)	$134,044	$127,410	$128,856	$124,909	$121,289	$108,816

Net cash (used) provided by investing activities	$(79,920)	$(67,945)	$(178,685)	$(25,035)	$41,339	$(12,711)

Net cash (used) provided by financing activities	$(67,677)	$(67,524)	$(67,898)	$(66,293)	$28,595	$(446,643)

(1) See pages 25 through 27 for definitions.

Q4 2022 Supplemental	Page 30

RECONCILIATION OF EBITDAre, ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDAre (3):	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021
Net income	$42,329	$50,799	$40,909	$42,192	$44,557	$32,117
Interest expense, net	31,879	32,747	33,289	33,260	34,005	36,584
Income tax expense	86	388	444	318	397	395
Depreciation and amortization	41,303	41,539	40,766	40,044	40,294	42,612
Gain on sale of real estate	(347)	(304)	—	—	(16,382)	(787)
Impairment of real estate investments, net (2)	21,030	—	—	4,351	—	2,711
Costs associated with loan refinancing or payoff	—	—	—	—	20,469	4,741
Allocated share of joint venture depreciation	1,833	2,093	1,996	1,487	1,561	966
Allocated share of joint venture interest expense	2,215	1,822	1,276	1,121	1,145	981
Impairment charges on joint ventures	—	—	647	—	—	—
EBITDAre	$140,328	$129,084	$119,327	$122,773	$126,046	$120,320
Sale participation income (1)	(9,134)	—	—	—	—	—
Gain on insurance recovery (1)	—	—	—	(552)	(1,151)	—
Transaction costs	993	148	1,145	2,247	60	2,132
Credit loss expense (benefit)	1,369	241	9,512	(306)	(2,295)	(14,096)
Impairment of operating lease right-of-use asset (2)	1,968	—	—	—	—	—
Adjusted EBITDAre (for the quarter)	$135,524	$129,473	$129,984	$124,162	$122,660	$108,356
Adjusted EBITDAre (4)	$542,096	$517,892	$519,936	$496,648	$490,640	Footnote 4

ANNUALIZED ADJUSTED EBITDAre (3):
Adjusted EBITDAre (for the quarter)	$135,524	$129,473	$129,984	$124,162	Footnote 5	Footnote 5
Corporate/unallocated and other NOI	(462)	(160)	207	159
In-service and disposition adjustments (6)	602	305	3,063	855
Managed and JV property adjustments (7)	3,370	—	—	—
Construction in process adjustments (8)	1,522	—	—	—
Percentage rent/participation adjustments (7)	(2,824)	797	1,481	(693)
Deferral collections not previously recognized adjustments (7)	(4,318)	(5,432)	(5,038)	(1,609)
Non-recurring adjustments (9)	(694)	6,505	(1,300)	(697)
Annualized Adjusted EBITDAre (for the quarter)	$132,720	$131,488	$128,397	$122,177
Annualized Adjusted EBITDAre (10)	$530,880	$525,952	$513,588	$488,708

See footnotes on following page.

Q4 2022 Supplemental	Page 31

(1) Included in other income in the consolidated statements of income (loss) in the Company's Annual Reports on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Reconciliation is as follows:
	4TH QUARTER 2022	3RD QUARTER 2022	2ND QUARTER 2022	1ST QUARTER 2022	4TH QUARTER 2021	3RD QUARTER 2021
Income from settlement of foreign currency swap contracts	$246	$159	$26	$45	$41	$39
Sale participation income	9,134	—	—	—	—	—
Gain on insurance recovery	—	—	—	552	1,151	—
Operating income from operated properties	7,325	11,186	9,370	8,648	7,815	7,860
Fee income	—	—	—	—	—	187
Miscellaneous income	51	15	565	60	7	5
Other income	$16,756	$11,360	$9,961	$9,305	$9,014	$8,091

(2) Impairment charges recognized during the three months ended December 31, 2022 totaled $23.0 million, which was comprised of $21.0 million of impairments of real estate investments and a $2.0 million impairment of an operating lease right-of-use asset.
(3) See pages 25 through 27 for definitions.
(4) Adjusted EBITDAre for the quarter is multiplied by four to calculate an annualized amount.
(5) Not presented as this metric is not meaningful given the disruption caused by COVID-19 and the associated accounting for tenant rent deferrals and other lease modifications.
(6) Adjustments for rental properties commencing or terminating GAAP net operating income during the quarter and adjustments to revenue from mortgage notes receivable to be consistent with end of quarter balance.
(7) To annualize amounts from the actual latest quarterly amount to the trailing 12 month amount divided by four and in the case of deferral collections not previously recognized for the fourth quarter of 2022, remove all such amounts related to Regal only.
(8) To add in income for construction in process at the estimated initial cash yield of the projects upon completion.
(9) Adjustments for various non-recurring items during the quarter.
(10) Annualized Adjusted EBITDAre for the quarter is multiplied by four to calculate an annual amount.

Q4 2022 Supplemental	Page 32